Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2020

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 9, 2021, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2020 Supplemental Financial Data

CINF Fourth-Quarter 2020 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,908	$—	$—	$—	$5,908
Life	—	—	362	—	—	362
Premiums ceded	—	(217)	(73)	—	—	(290)
Total earned premium	—	5,691	289	—	—	5,980
Investment income, net of expenses	81	431	158	—	—	670
Investment gains and losses, net	556	336	(27)	—	—	865
Fee revenues	—	9	2	—	—	11
Other revenues	15	5	—	6	(16)	10
Total revenues	$652	$6,472	$422	$6	$(16)	$7,536

Benefits & expenses
Losses & contract holders' benefits	$—	$3,883	$359	$—	$—	$4,242
Reinsurance recoveries	—	(46)	(62)	—	—	(108)
Underwriting, acquisition and insurance expenses	—	1,744	85	—	—	1,829
Interest expense	54	—	—	—	—	54
Other operating expenses	34	—	—	2	(16)	20
Total expenses	$88	$5,581	$382	$2	$(16)	$6,037

Income before income taxes	$564	$891	$40	$4	$—	$1,499

Provision (benefit) for income taxes
Current operating income	$(97)	$44	$18	$1	$—	$(34)
Capital gains/losses	117	70	(6)	—	—	181
Deferred	91	49	(4)	—	—	136
Total provision for income taxes	$111	$163	$8	$1	$—	$283

Net income - current year	$453	$728	$32	$3	$—	$1,216

Net income - prior year	$583	$1,373	$39	$2	$—	$1,997
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,503	$—	$—	$—	$1,503
Life	—	—	89	—	—	89
Premiums ceded	—	(54)	(18)	—	—	(72)
Total earned premium	—	1,449	71	—	—	1,520
Investment income, net of expenses	23	109	40	—	—	172
Investment gains and losses, net	422	573	2	—	—	997
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	2	(5)	2
Total revenues	$449	$2,134	$114	$2	$(5)	$2,694

Benefits & expenses
Losses & contract holders' benefits	$—	$835	$89	$—	$—	$924
Reinsurance recoveries	—	(6)	(16)	—	—	(22)
Underwriting, acquisition and insurance expenses	—	435	22	—	—	457
Interest expense	14	—	—	—	—	14
Other operating expenses	10	—	—	—	(5)	5
Total expenses	$24	$1,264	$95	$—	$(5)	$1,378

Income before income taxes	$425	$870	$19	$2	$—	$1,316

Provision (benefit) for income taxes
Current operating income	$(87)	$(61)	$4	$1	$—	$(143)
Capital gains/losses	89	120	—	—	—	209
Deferred	85	116	—	—	—	201
Total provision for income taxes	$87	$175	$4	$1	$—	$267

Net income - current year	$338	$695	$15	$1	$—	$1,049

Net income - prior year	$199	$418	$9	$—	$—	$626
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2020	2019	2018	2017	2016
Net income	$1,216	$1,997	$287	$1,045	$591
Less:
Investment gains and losses, net	865	1,650	(402)	148	124
Income tax on investment gains and losses	(182)	(347)	84	(53)	(44)
Investment gains and losses, after-tax	683	1,303	(318)	95	80
Other non-recurring items	—	—	56	495	—
Non-GAAP operating income	$533	$694	$549	$455	$511

Diluted per share data:
Net income	$7.49	$12.10	$1.75	$6.29	$3.55
Less:
Investment gains and losses, net	5.33	10.00	(2.44)	0.89	0.74
Income tax on investment gains and losses	(1.12)	(2.10)	0.50	(0.32)	(0.26)
Investment gains and losses, after-tax	4.21	7.90	(1.94)	0.57	0.48
Other non-recurring items	—	—	0.34	2.98	—
Non-GAAP operating income	$3.28	$4.20	$3.35	$2.74	$3.07

Value creation ratio
Book value per share growth	10.7%	25.9%	(4.3)%	17.1%	9.6%
Shareholder dividend declared as a percentage of beginning book value	4.0	4.6	4.2	5.8	4.9
Value creation ratio	14.7%	30.5%	(0.1)%	22.9%	14.5%

Investment income
Investment income, net of expenses	$670	$646	$619	$609	$595
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5,000,000	$10	$21	$19	$—	$14	$(1)	$14	$—	$19	$14	$40	$13	$50	$27
Current accident year losses $1,000,000-$5,000,000	52	46	53	50	77	76	53	37	103	90	149	166	202	243
Large loss prior accident year reserve development	13	(3)	7	26	(4)	33	5	16	33	21	30	54	42	50
Total large losses incurred	$75	$64	$79	$76	$87	$108	$72	$53	$155	$125	$219	$233	$294	$320
Losses incurred but not reported	60	38	134	79	41	(24)	(14)	47	213	33	251	9	310	50
Other losses excluding catastrophe losses	454	550	409	496	512	566	547	493	905	1,039	1,455	1,606	1,909	2,118
Catastrophe losses	58	261	226	123	42	70	128	69	349	198	611	268	670	309
Total losses incurred	$647	$913	$848	$774	$682	$720	$733	$662	$1,622	$1,395	$2,536	$2,116	$3,183	$2,797
Commercial Lines
Current accident year losses greater than $5,000,000	$10	$21	$19	$—	$14	$(1)	$14	$—	$19	$14	$40	$13	$50	$27
Current accident year losses $1,000,000-$5,000,000	35	20	45	36	62	56	41	26	81	68	100	124	135	185
Large loss prior accident year reserve development	10	(1)	5	22	1	32	3	13	27	16	27	48	36	49
Total large losses incurred	$55	$40	$69	$58	$77	$87	$58	$39	$127	$98	$167	$185	$221	$261
Losses incurred but not reported	50	60	72	58	12	(22)	(7)	43	130	36	190	14	240	26
Other losses excluding catastrophe losses	255	287	233	298	302	314	320	286	531	605	817	919	1,073	1,222
Catastrophe losses	23	125	119	82	(9)	32	94	25	201	119	327	151	350	142
Total losses incurred	$383	$512	$493	$496	$382	$411	$465	$393	$989	$858	$1,501	$1,269	$1,884	$1,651
Personal Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	16	21	8	12	11	20	10	10	20	19	42	39	59	51
Large loss prior accident year reserve development	2	(2)	2	5	(3)	(1)	1	2	7	3	4	2	6	(1)
Total large losses incurred	$18	$19	$10	$17	$8	$19	$11	$12	$27	$22	$46	$41	$65	$50
Losses incurred but not reported	(1)	(24)	41	24	17	—	(4)	4	65	—	41	(1)	39	17
Other losses excluding catastrophe losses	134	156	105	127	160	172	167	163	232	330	388	504	523	662
Catastrophe losses	8	81	89	38	33	23	34	45	127	79	208	101	216	135
Total losses incurred	$159	$232	$245	$206	$218	$214	$208	$224	$451	$431	$683	$645	$843	$864
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	1	5	—	2	4	—	2	1	2	3	7	3	8	7
Large loss prior accident year reserve development	1	—	—	(1)	(2)	2	1	1	(1)	2	(1)	4	—	2
Total large losses incurred	$2	$5	$—	$1	$2	$2	$3	$2	$1	$5	$6	$7	$8	$9
Losses incurred but not reported	11	2	21	(3)	12	(2)	(3)	—	18	(3)	20	(4)	31	7
Other losses excluding catastrophe losses	21	24	20	29	14	25	18	19	50	36	74	61	95	76
Catastrophe losses	—	1	3	1	1	1	—	—	3	1	4	1	5	2
Total losses incurred	$34	$32	$44	$28	$29	$26	$18	$21	$72	$39	$104	$65	$139	$94

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5,000,000	0.7%	1.5%	1.4%	—%	1.1%	(0.1)%	1.1%	—%	0.7%	0.5%	0.9%	0.3%	0.9%	0.5%
Current accident year losses $1,000,000-$5,000,000	3.6	3.2	3.7	3.6	5.6	5.5	4.0	2.9	3.7	3.5	3.5	4.2	3.6	4.6
Large loss prior accident year reserve development	0.9	(0.3)	0.5	1.9	(0.4)	2.4	0.4	1.2	1.2	0.8	0.8	1.4	0.7	0.9
Total large loss ratio	5.2%	4.4%	5.6%	5.5%	6.3%	7.8%	5.5%	4.1%	5.6%	4.8%	5.2%	5.9%	5.2%	6.0%
Losses incurred but not reported	4.1	2.6	9.6	5.7	3.0	(1.8)	(1.1)	3.7	7.6	1.3	5.9	0.2	5.5	0.9
Other losses excluding catastrophe losses	31.3	38.0	29.2	35.6	37.3	41.2	41.6	38.9	32.4	40.2	34.3	40.5	33.4	39.7
Catastrophe losses	4.0	18.0	16.1	8.9	3.0	5.1	9.7	5.5	12.5	7.7	14.4	6.8	11.8	5.8
Total loss ratio	44.6%	63.0%	60.5%	55.7%	49.6%	52.3%	55.7%	52.2%	58.1%	54.0%	59.8%	53.4%	55.9%	52.4%
Commercial Lines
Current accident year losses greater than $5,000,000	1.1%	2.5%	2.2%	—%	1.7%	(0.1)%	1.7%	—%	1.1%	0.9%	1.5%	0.5%	1.4%	0.8%
Current accident year losses $1,000,000-$5,000,000	4.0	2.3	5.1	4.1	7.0	6.8	5.0	3.3	4.6	4.1	3.9	5.1	4.0	5.6
Large loss prior accident year reserve development	1.1	(0.2)	0.6	2.6	0.2	3.8	0.4	1.6	1.6	1.0	1.0	1.9	1.0	1.5
Total large loss ratio	6.2%	4.6%	7.9%	6.7%	8.9%	10.5%	7.1%	4.9%	7.3%	6.0%	6.4%	7.5%	6.4%	7.9%
Losses incurred but not reported	5.7	6.9	8.3	6.8	1.5	(2.6)	(0.9)	5.4	7.5	2.2	7.3	0.6	6.9	0.8
Other losses excluding catastrophe losses	29.0	33.1	26.8	34.5	35.4	37.6	38.9	35.1	30.7	37.0	31.5	37.2	30.8	36.7
Catastrophe losses	2.7	14.5	13.6	9.5	(1.0)	3.8	11.4	3.1	11.6	7.3	12.6	6.1	10.1	4.3
Total loss ratio	43.6%	59.1%	56.6%	57.5%	44.8%	49.3%	56.5%	48.5%	57.1%	52.5%	57.8%	51.4%	54.2%	49.7%
Personal Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	4.4	5.8	2.3	3.5	3.5	5.4	2.8	2.8	2.9	2.8	3.8	3.7	4.0	3.6
Large loss prior accident year reserve development	0.6	(0.7)	0.5	1.3	(1.0)	(0.2)	0.3	0.6	0.9	0.4	0.4	0.2	0.4	(0.1)
Total large loss ratio	5.0%	5.1%	2.8%	4.8%	2.5%	5.2%	3.1%	3.4%	3.8%	3.2%	4.2%	3.9%	4.4%	3.5%
Losses incurred but not reported	(0.3)	(6.6)	11.3	6.6	5.1	(0.1)	(1.1)	1.0	8.9	(0.1)	3.7	(0.1)	2.7	1.2
Other losses excluding catastrophe losses	36.0	42.5	28.8	35.3	44.2	48.9	48.0	47.4	32.2	47.8	35.6	48.1	35.8	47.2
Catastrophe losses	2.1	22.1	24.6	10.5	9.4	6.4	9.7	13.1	17.5	11.4	19.1	9.7	14.7	9.6
Total loss ratio	42.8%	63.1%	67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%	62.6%	61.6%	57.6%	61.5%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	1.1	6.4	—	2.6	5.4	—	3.0	1.6	1.3	2.4	3.0	1.5	2.5	2.5
Large loss prior accident year reserve development	1.2	0.1	0.1	(1.5)	(2.7)	2.7	1.5	1.2	(0.7)	1.3	(0.4)	1.8	—	0.6
Total large loss ratio	2.3%	6.5%	0.1%	1.1%	2.7%	2.7%	4.5%	2.8%	0.6%	3.7%	2.6%	3.3%	2.5%	3.1%
Losses incurred but not reported	12.6	2.6	27.2	(4.4)	14.4	(2.6)	(4.5)	0.8	11.3	(1.9)	8.4	(2.2)	9.5	2.4
Other losses excluding catastrophe losses	24.3	29.5	25.8	37.8	20.5	34.5	26.7	29.1	31.9	27.9	31.0	30.3	29.3	27.7
Catastrophe losses	0.4	1.2	3.3	0.9	0.4	1.0	0.5	0.2	2.1	0.3	1.8	0.6	1.4	0.5
Total loss ratio	39.6%	39.8%	56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%	43.8%	32.0%	42.7%	33.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year reported losses greater than $5,000,000	2	2	2	—	2	1	2	—	2	2	5	2	7	4
Current accident year reported losses $1,000,000 - $5,000,000	37	34	28	27	39	35	31	19	55	50	85	88	117	137
Prior accident year reported losses on large losses	14	13	9	20	9	18	13	10	27	24	41	44	49	55
Non-Catastrophe reported losses on large losses total	53	49	39	47	50	54	46	29	84	76	131	134	173	196
Commercial Lines
Current accident year reported losses greater than $5,000,000	2	2	2	—	2	1	2	—	2	2	5	2	7	4
Current accident year reported losses $1,000,000 - $5,000,000	26	19	24	17	27	27	23	12	41	35	57	64	79	100
Prior accident year reported losses on large losses	11	12	8	17	8	18	10	7	23	19	36	38	41	49
Non-Catastrophe reported losses on large losses total	39	33	34	34	37	46	35	19	66	56	98	104	127	153
Personal Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	10	9	4	8	8	8	6	6	12	12	21	21	31	30
Prior accident year reported losses on large losses	2	—	—	3	1	—	1	2	3	3	3	3	5	4
Non-Catastrophe reported losses on large losses total	12	9	4	11	9	8	7	8	15	15	24	24	36	34
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	1	6	—	2	4	—	2	1	2	3	7	3	7	7
Prior accident year reported losses on large losses	1	1	1	—	—	—	2	1	1	2	2	3	3	2
Non-Catastrophe reported losses on large losses total	2	7	1	2	4	—	4	2	3	5	9	6	10	9
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2020
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2020	2019
										Total	Total
OH	$170.3	$159.1	$107.1	$—	$43.8	$128.7	$123.2	$37.7	$21.7	$791.6	$759.5	5.2	2.2	10.1	4.2
IL	68.4	60.9	37.4	35.5	14.5	32.3	34.7	10.7	21.1	315.5	304.9	0.6	9.6	13.4	3.5
GA	44.8	51.7	30.8	10.8	15.9	54.7	54.9	14.0	18.7	296.3	302.0	(1.7)	(0.9)	(9.6)	(1.9)
NC	57.0	71.0	32.2	13.4	15.2	34.8	35.6	9.9	15.9	285.0	270.6	8.0	(1.8)	14.3	5.3
PA	72.6	54.2	42.2	32.3	13.6	16.4	15.8	5.7	16.1	268.9	278.4	(5.6)	4.9	9.1	(3.4)
IN	53.7	55.1	35.2	18.8	15.5	27.9	33.8	7.5	13.7	261.2	264.7	(1.4)	(0.7)	(4.1)	(1.3)
NY	60.7	29.6	19.0	7.7	9.3	26.8	49.4	16.2	25.0	243.7	192.8	17.3	31.4	69.2	26.4
MI	43.8	46.3	25.7	10.6	14.0	29.2	25.2	5.9	10.1	210.8	217.5	(1.2)	(10.2)	23.9	(3.0)
TN	44.1	49.5	29.5	7.7	12.6	17.7	23.8	6.4	9.7	201.0	193.6	4.8	0.2	9.6	3.8
TX	54.6	24.2	35.3	2.5	8.1	13.6	22.9	7.1	28.0	196.3	171.3	7.9	41.7	11.6	14.5
AL	29.8	38.8	20.5	1.2	9.5	24.1	35.6	7.0	12.2	178.7	178.1	4.4	(6.1)	6.3	0.3
VA	41.4	36.9	28.7	15.0	13.9	14.6	14.9	4.9	6.5	176.8	171.9	2.6	3.2	5.7	2.8
KY	31.7	38.8	25.2	3.3	9.5	23.8	26.0	6.0	8.0	172.3	173.5	2.4	(7.7)	13.7	(0.6)
MO	36.5	41.6	23.9	12.5	6.8	13.4	18.0	3.9	11.8	168.4	159.8	6.8	2.0	1.9	5.4
MN	29.1	31.0	11.3	8.4	7.0	15.6	19.9	5.3	10.9	138.5	142.6	(0.9)	(9.9)	11.8	(2.9)
WI	29.7	29.6	14.8	20.8	7.0	10.6	11.7	4.4	9.6	138.2	136.1	(0.3)	4.0	15.1	1.4
FL	41.1	13.9	26.4	2.2	7.6	8.2	9.9	3.4	24.4	137.1	118.5	11.3	43.3	13.2	15.7
MD	21.2	14.8	15.6	6.9	6.0	16.9	14.5	3.9	5.5	105.3	106.4	(3.6)	1.5	20.1	(0.9)
AZ	25.1	15.9	19.1	5.5	3.8	8.0	8.0	3.1	7.2	95.7	92.4	2.5	1.5	24.3	3.6
UT	19.5	13.8	13.1	1.5	4.2	9.1	6.7	1.6	8.8	78.3	74.1	2.8	0.7	43.7	5.7
OR	26.2	13.1	19.3	0.2	3.6	5.3	3.0	0.9	6.4	78.0	70.4	15.3	(10.0)	5.4	10.8
CA	2.3	0.8	1.5	2.6	0.4	12.5	46.3	9.9	1.3	77.6	62.4	15.9	26.5	(19.6)	24.2
AR	12.0	21.5	13.9	2.0	3.8	7.1	9.5	2.7	4.9	77.4	79.4	1.8	(14.5)	9.2	(2.4)
IA	17.5	20.2	8.7	9.5	5.8	4.5	5.6	1.5	3.2	76.5	78.9	(3.8)	(6.5)	31.3	(3.1)
SC	13.5	15.4	10.3	2.6	3.4	10.4	10.1	1.9	7.7	75.3	75.4	1.3	(10.4)	32.1	(0.2)
CT	9.5	6.6	4.0	3.3	1.3	16.9	18.0	5.8	3.3	68.7	59.8	11.4	16.6	20.7	14.9
CO	19.5	9.6	14.5	1.1	2.9	2.1	5.3	0.8	12.0	67.8	62.4	6.9	33.7	2.5	8.7
MT	23.6	15.8	14.0	0.2	3.4	2.8	3.6	0.8	2.9	67.1	62.1	7.6	2.5	34.1	7.9
KS	14.2	16.2	9.6	4.4	3.8	4.0	6.7	1.3	3.4	63.6	59.1	10.8	(7.4)	24.0	7.4
ID	17.4	12.4	11.1	1.7	2.5	3.2	3.0	0.8	3.3	55.4	53.4	5.2	(2.6)	1.0	3.9
WA	15.8	9.8	11.7	—	3.0	4.0	3.7	1.4	3.0	52.4	45.4	6.9	78.2	16.2	15.4
NE	10.6	12.8	7.4	4.9	2.8	0.7	1.2	0.3	3.0	43.7	41.1	7.9	(7.4)	4.2	6.7
NJ	6.3	3.4	2.7	1.9	1.8	4.6	6.6	3.2	4.2	34.7	20.4	107.7	43.0	59.4	69.7
NM	11.4	7.4	8.4	1.0	2.6	—	—	—	3.4	34.2	31.5	7.5	106.0	20.9	8.8
WV	8.8	9.7	8.3	1.2	1.3	—	0.3	0.1	3.8	33.5	34.1	(2.2)	(13.5)	4.8	(1.6)
VT	6.5	7.3	3.6	4.3	2.1	1.7	2.5	0.5	1.9	30.4	28.4	5.4	6.7	30.9	6.9
MA	4.3	1.4	1.6	1.4	0.7	3.4	8.4	2.3	1.9	25.4	12.5	122.8	89.0	138.2	103.6
NH	4.6	4.4	2.5	2.3	1.1	2.0	2.5	0.7	1.1	21.2	19.8	8.9	7.4	(11.3)	7.3
DE	6.2	5.1	3.5	2.1	1.2	0.3	0.4	0.1	1.4	20.3	20.2	(3.7)	151.1	32.1	0.4
ND	4.6	5.2	3.1	—	1.4	0.9	1.0	0.3	0.9	17.4	17.5	(1.4)	(1.4)	17.3	(0.6)
SD	3.6	4.5	2.4	1.7	1.4	—	—	—	0.8	14.4	15.2	(4.1)	83.9	(15.9)	(4.9)
WY	3.5	3.4	2.6	—	0.9	—	0.1	—	1.2	11.7	10.5	8.8	nm	12.6	10.6
DC	1.7	1.0	0.2	0.7	1.5	0.5	0.5	0.1	1.0	7.2	6.7	(2.0)	55.9	25.0	7.5
NV	0.6	0.4	0.9	0.5	0.3	0.2	0.2	0.1	0.4	3.6	2.5	20.9	nm	44.1	41.5
OK	1.2	0.6	0.4	0.5	0.3	—	—	—	0.5	3.5	2.8	29.7	—	9.5	26.3
All Other States	1.3	1.0	1.6	1.4	1.0	0.2	0.7	0.1	1.9	9.2	8.0	2.7	153.5	24.2	14.4
Total	$1,221.8	$1,085.7	$760.8	$268.1	$292.1	$613.7	$723.7	$200.2	$363.7	$5,529.8	$5,288.6	3.7	4.6	13.9	4.6
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Commercial casualty:
Written premiums	$287	$269	$308	$341	$269	$263	$296	$303	$649	$599	$918	$862	$1,205	$1,131
Year over year change %-written premium	7%	2%	4%	13%	7%	5%	2%	6%	8%	4%	6%	4%	7%	5%
Earned premiums	$297	$290	$289	$289	$280	$277	$277	$268	$577	$545	$868	$822	$1,165	$1,102
Current accident year before catastrophe losses	64.5%	63.1%	62.6%	65.8%	67.5%	66.1%	67.4%	66.7%	64.1%	67.0%	63.8%	66.7%	64.0%	66.9%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(6.1)	(3.2)	(7.5)	(1.6)	(4.8)	(2.9)	(9.3)	(11.5)	(4.5)	(10.3)	(4.1)	(7.8)	(4.6)	(7.1)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	58.4%	59.9%	55.1%	64.2%	62.7%	63.2%	58.1%	55.2%	59.6%	56.7%	59.7%	58.9%	59.4%	59.8%
Commercial property:
Written premiums	$246	$252	$260	$261	$246	$245	$247	$247	$521	$494	$773	$739	$1,019	$985
Year over year change %-written premium	—%	3%	5%	6%	10%	6%	3%	4%	5%	3%	5%	4%	3%	6%
Earned premiums	$255	$252	$254	$249	$249	$241	$234	$234	$504	$468	$755	$709	$1,010	$958
Current accident year before catastrophe losses	52.9%	53.0%	50.9%	47.8%	50.3%	49.4%	49.0%	51.5%	49.4%	50.3%	50.6%	50.0%	51.2%	50.1%
Current accident year catastrophe losses	13.2	50.5	48.5	34.2	0.2	15.0	43.5	13.8	41.4	28.6	44.4	24.0	36.5	17.8
Prior accident years before catastrophe losses	(2.4)	(1.3)	1.9	0.7	(1.3)	(1.1)	0.8	1.9	1.3	1.3	0.5	0.5	(0.3)	0.1
Prior accident years catastrophe losses	(2.5)	0.3	(2.0)	(1.1)	(2.6)	(1.9)	(3.6)	(2.6)	(1.6)	(3.0)	(1.0)	(2.7)	(1.3)	(2.7)
Total loss and loss expense ratio	61.2%	102.5%	99.3%	81.6%	46.6%	61.4%	89.7%	64.6%	90.5%	77.2%	94.5%	71.8%	86.1%	65.3%
Commercial auto:
Written premiums	$179	$171	$205	$208	$175	$176	$196	$188	$413	$384	$584	$560	$763	$735
Year over year change %-written premium	2%	(3)%	5%	11%	7%	10%	8%	6%	8%	7%	4%	8%	4%	8%
Earned premiums	$192	$189	$189	$185	$183	$179	$175	$170	$374	$345	$563	$524	$755	$707
Current accident year before catastrophe losses	57.1%	56.2%	64.2%	70.9%	68.1%	67.8%	70.5%	74.5%	67.5%	72.5%	63.7%	70.9%	62.1%	70.2%
Current accident year catastrophe losses	—	0.4	2.2	1.2	(0.3)	1.5	1.4	0.3	1.7	0.9	1.3	1.1	0.9	0.7
Prior accident years before catastrophe losses	1.4	5.5	(1.1)	3.3	0.7	1.7	1.0	(6.7)	1.1	(2.9)	2.5	(1.3)	2.3	(0.8)
Prior accident years catastrophe losses	—	(0.1)	—	(0.2)	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)	(0.1)	—
Total loss and loss expense ratio	58.5%	62.0%	65.3%	75.2%	68.5%	70.9%	72.9%	68.1%	70.2%	70.5%	67.4%	70.6%	65.2%	70.1%
Workers' compensation:
Written premiums	$58	$51	$65	$92	$63	$62	$75	$94	$157	$169	$208	$231	$266	$294
Year over year change %-written premium	(8)%	(18)%	(13)%	(2)%	(6)%	(6)%	(10)%	(1)%	(7)%	(5)%	(10)%	(5)%	(10)%	(5)%
Earned premiums	$64	$64	$68	$75	$76	$73	$74	$77	$143	$151	$207	$224	$271	$300
Current accident year before catastrophe losses	82.3%	81.7%	81.8%	81.1%	85.4%	81.1%	78.0%	78.8%	81.4%	78.4%	81.5%	79.3%	81.7%	80.8%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(10.4)	(9.6)	(27.8)	(9.8)	(20.1)	(27.0)	(35.9)	(20.1)	(18.3)	(27.9)	(15.7)	(27.7)	(14.4)	(25.7)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	71.9%	72.1%	54.0%	71.3%	65.3%	54.1%	42.1%	58.7%	63.1%	50.5%	65.8%	51.6%	67.3%	55.1%
Other commercial:
Written premiums	$70	$71	$70	$70	$66	$70	$65	$64	$140	$129	$211	$199	$281	$265
Year over year change %-written premium	6%	1%	8%	9%	16%	8%	10%	10%	9%	10%	6%	9%	6%	10%
Earned premiums	$70	$70	$70	$65	$64	$64	$63	$61	$135	$124	$205	$188	$275	$252
Current accident year before catastrophe losses	38.5%	36.0%	35.5%	39.1%	38.2%	34.3%	33.7%	38.0%	37.3%	35.8%	36.9%	35.4%	37.3%	36.0%
Current accident year catastrophe losses	—	0.3	0.1	0.1	0.1	(0.2)	0.3	0.4	0.1	0.3	0.2	0.1	0.1	0.1
Prior accident years before catastrophe losses	(2.8)	(0.7)	(1.7)	1.7	(3.3)	(2.1)	(1.9)	(4.1)	(0.1)	(3.0)	(0.3)	(2.7)	(0.9)	(2.8)
Prior accident years catastrophe losses	0.1	(0.1)	—	0.2	(0.3)	0.8	—	0.2	0.1	0.1	—	0.3	—	0.2
Total loss and loss expense ratio	35.8%	35.5%	33.9%	41.1%	34.7%	32.8%	32.1%	34.5%	37.4%	33.2%	36.8%	33.1%	36.5%	33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Personal auto:
Written premiums	$139	$166	$169	$137	$141	$166	$173	$140	$306	$313	$472	$479	$611	$620
Year over year change %-written premium	(1)%	—%	(2)%	(2)%	—%	(2)%	—%	—%	(2)%	—%	(1)%	—%	(2)%	—%
Earned premiums	$153	$154	$154	$154	$155	$156	$155	$155	$308	$310	$462	$466	$615	$621
Current accident year before catastrophe losses	46.6%	48.5%	64.7%	69.4%	70.8%	70.2%	73.8%	76.2%	67.0%	75.0%	60.9%	73.4%	57.3%	72.7%
Current accident year catastrophe losses	—	2.6	1.5	2.1	0.4	1.2	1.8	0.5	1.8	1.1	2.0	1.1	1.6	1.0
Prior accident years before catastrophe losses	2.6	0.5	(4.2)	(8.1)	(1.7)	(2.0)	(9.4)	(3.3)	(6.1)	(6.3)	(3.9)	(4.9)	(2.3)	(4.1)
Prior accident years catastrophe losses	—	—	(0.2)	(0.4)	—	(0.1)	(0.2)	—	(0.3)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)
Total loss and loss expense ratio	49.2%	51.6%	61.8%	63.0%	69.5%	69.3%	66.0%	73.4%	62.4%	69.7%	58.8%	69.5%	56.4%	69.5%
Homeowner:
Written premiums	$167	$189	$197	$140	$152	$173	$176	$130	$337	$306	$526	$479	$693	$631
Year over year change %-written premium	10%	9%	12%	8%	8%	7%	8%	7%	10%	8%	10%	7%	10%	7%
Earned premiums	$171	$165	$163	$159	$157	$154	$149	$147	$322	$296	$487	$450	$658	$607
Current accident year before catastrophe losses	45.2%	48.2%	45.0%	53.5%	55.7%	60.9%	53.1%	51.9%	49.2%	52.5%	48.9%	55.3%	47.9%	55.5%
Current accident year catastrophe losses	7.5	46.1	51.7	23.8	21.7	14.0	22.6	23.2	37.9	22.9	40.7	19.9	32.1	20.3
Prior accident years before catastrophe losses	3.2	1.7	4.5	(8.7)	(2.2)	1.0	4.5	2.0	(2.0)	3.3	(0.8)	2.5	0.3	1.3
Prior accident years catastrophe losses	0.2	(1.6)	(0.1)	(2.3)	(0.5)	(0.8)	(2.2)	5.7	(1.2)	1.7	(1.3)	0.9	(1.0)	0.5
Total loss and loss expense ratio	56.1%	94.4%	101.1%	66.3%	74.7%	75.1%	78.0%	82.8%	83.9%	80.4%	87.5%	78.6%	79.3%	77.6%
Other personal:
Written premiums	$48	$52	$57	$42	$43	$49	$53	$39	$99	$92	$151	$141	$199	$184
Year over year change %-written premium	12%	6%	8%	8%	5%	7%	15%	10%	8%	13%	7%	11%	8%	10%
Earned premiums	$49	$48	$47	$46	$46	$44	$44	$42	$93	$86	$141	$130	$190	$176
Current accident year before catastrophe losses	49.1%	49.6%	48.5%	50.5%	60.9%	51.4%	51.5%	33.6%	49.5%	42.7%	49.5%	45.7%	49.4%	49.6%
Current accident year catastrophe losses	(0.3)	10.6	11.8	4.6	2.9	4.3	4.7	5.6	8.2	5.1	9.0	4.8	6.6	4.3
Prior accident years before catastrophe losses	0.3	(0.7)	(1.4)	6.3	(5.9)	(6.4)	(7.7)	(6.1)	2.4	(6.9)	1.4	(6.7)	1.1	(6.5)
Prior accident years catastrophe losses	(0.4)	(0.2)	(0.7)	(0.6)	(0.5)	(0.7)	0.4	0.1	(0.6)	0.2	(0.5)	(0.1)	(0.4)	(0.2)
Total loss and loss expense ratio	48.7%	59.3%	58.2%	60.8%	57.4%	48.6%	48.9%	33.2%	59.5%	41.1%	59.4%	43.7%	56.7%	47.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Excess & Surplus:
Written premiums	$92	$80	$91	$85	$80	$74	$78	$71	$176	$149	$256	$223	$348	$303
Year over year change %-written premium	15%	8%	17%	20%	23%	25%	22%	16%	18%	19%	15%	21%	15%	22%
Earned premiums	$87	$82	$78	$78	$76	$72	$67	$63	$156	$130	$238	$202	$325	$278
Current accident year before catastrophe losses	57.6%	58.5%	59.0%	55.7%	54.3%	57.6%	50.8%	55.5%	57.4%	53.1%	57.8%	54.7%	57.7%	54.6%
Current accident year catastrophe losses	0.4	1.0	3.6	0.5	—	0.6	0.7	0.3	2.0	0.5	1.7	0.5	1.3	0.4
Prior accident years before catastrophe losses	(1.5)	(1.5)	11.2	0.7	(0.4)	(6.0)	(6.2)	(4.2)	5.9	(5.2)	3.4	(5.5)	2.1	(4.1)
Prior accident years catastrophe losses	0.1	0.2	(0.2)	0.5	0.5	0.5	(0.2)	(0.1)	0.2	(0.1)	0.1	0.1	0.2	0.2
Total loss and loss expense ratio	56.6%	58.2%	73.6%	57.4%	54.4%	52.7%	45.1%	51.5%	65.5%	48.3%	63.0%	49.8%	61.3%	51.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2020
Commercial casualty	$368	$187	$555	$18	$84	$31	$133	$386	$84	$218	$688
Commercial property	713	73	786	(1)	107	5	111	712	107	78	897
Commercial auto	379	81	460	(18)	51	(1)	32	361	51	80	492
Workers' compensation	145	33	178	(1)	18	(5)	12	144	18	28	190
Other commercial	63	15	78	(16)	8	34	26	47	8	49	104
Total commercial lines	1,668	389	2,057	(18)	268	64	314	1,650	268	453	2,371

Personal auto	299	76	375	(28)	10	(9)	(27)	271	10	67	348
Homeowners	407	61	468	32	16	—	48	439	16	61	516
Other personal	69	7	76	11	21	—	32	80	21	7	108
Total personal lines	775	144	919	15	47	(9)	53	790	47	135	972

Excess & surplus lines	78	39	117	41	30	22	93	119	30	61	210
Other	195	7	202	22	106	—	128	217	106	7	330
Total property casualty	$2,716	$579	$3,295	$60	$451	$77	$588	$2,776	$451	$656	$3,883

Ceded loss and loss expense incurred for the twelve months ended December 31, 2020
Commercial casualty	$2	$—	$2	$(6)	$(1)	$1	$(6)	$(4)	$(1)	$1	$(4)
Commercial property	71	1	72	(47)	3	—	(44)	24	3	1	28
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	10	—	10	—	(3)	—	(3)	10	(3)	—	7
Other commercial	3	—	3	—	—	—	—	3	—	—	3
Total commercial lines	87	1	88	(53)	(1)	1	(53)	34	(1)	2	35

Personal auto	2	—	2	2	(3)	—	(1)	4	(3)	—	1
Homeowners	(5)	1	(4)	(2)	—	—	(2)	(7)	—	1	(6)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(3)	1	(2)	—	(3)	—	(3)	(3)	(3)	1	(5)

Excess & surplus lines	5	—	5	4	2	—	6	9	2	—	11
Other	20	1	21	(12)	(3)	(1)	(16)	8	(3)	—	5
Total property casualty	$109	$3	$112	$(61)	$(5)	$—	$(66)	$48	$(5)	$3	$46

Net loss and loss expense incurred for the twelve months ended December 31, 2020
Commercial casualty	$366	$187	$553	$24	$85	$30	$139	$390	$85	$217	$692
Commercial property	642	72	714	46	104	5	155	688	104	77	869
Commercial auto	378	81	459	(18)	51	(1)	32	360	51	80	491
Workers' compensation	135	33	168	(1)	21	(5)	15	134	21	28	183
Other commercial	60	15	75	(16)	8	34	26	44	8	49	101
Total commercial lines	1,581	388	1,969	35	269	63	367	1,616	269	451	2,336

Personal auto	297	76	373	(30)	13	(9)	(26)	267	13	67	347
Homeowners	412	60	472	34	16	—	50	446	16	60	522
Other personal	69	7	76	11	21	—	32	80	21	7	108
Total personal lines	778	143	921	15	50	(9)	56	793	50	134	977

Excess & surplus lines	73	39	112	37	28	22	87	110	28	61	199
Other	175	6	181	34	109	1	144	209	109	7	325
Total property casualty	$2,607	$576	$3,183	$121	$456	$77	$654	$2,728	$456	$653	$3,837

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2020
Commercial casualty	$104	$49	$153	$(9)	$9	$18	$18	$95	$9	$67	$171
Commercial property	166	19	185	(66)	35	5	(26)	100	35	24	159
Commercial auto	100	19	119	(5)	(2)	—	(7)	95	(2)	19	112
Workers' compensation	36	7	43	—	5	2	7	36	5	9	50
Other commercial	14	4	18	(4)	4	8	8	10	4	12	26
Total commercial lines	420	98	518	(84)	51	33	—	336	51	131	518

Personal auto	79	17	96	(3)	(20)	—	(23)	76	(20)	17	73
Homeowners	94	18	112	(16)	(5)	—	(21)	78	(5)	18	91
Other personal	20	2	22	1	1	—	2	21	1	2	24
Total personal lines	193	37	230	(18)	(24)	—	(42)	175	(24)	37	188

Excess & surplus lines	25	10	35	3	10	5	18	28	10	15	53
Other	65	2	67	14	(5)	—	9	79	(5)	2	76
Total property casualty	$703	$147	$850	$(85)	$32	$38	$(15)	$618	$32	$185	$835

Ceded loss and loss expense incurred for the three months ended December 31, 2020
Commercial casualty	$1	$—	$1	$(4)	$—	$1	$(3)	$(3)	$—	$1	$(2)
Commercial property	8	—	8	(2)	(3)	—	(5)	6	(3)	—	3
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	3	(1)	—	2	6	(1)	—	5
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	12	—	12	(3)	(4)	1	(6)	9	(4)	1	6

Personal auto	1	—	1	—	(2)	—	(2)	1	(2)	—	(1)
Homeowners	(8)	1	(7)	1	—	—	1	(7)	—	1	(6)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(7)	1	(6)	1	(2)	—	(1)	(6)	(2)	1	(7)

Excess & surplus lines	3	—	3	1	—	—	1	4	—	—	4
Other	5	—	5	(1)	(1)	—	(2)	4	(1)	—	3
Total property casualty	$13	$1	$14	$(2)	$(7)	$1	$(8)	$11	$(7)	$2	$6

Net loss and loss expense incurred for the three months ended December 31, 2020
Commercial casualty	$103	$49	$152	$(5)	$9	$17	$21	$98	$9	$66	$173
Commercial property	158	19	177	(64)	38	5	(21)	94	38	24	156
Commercial auto	100	19	119	(5)	(2)	—	(7)	95	(2)	19	112
Workers' compensation	33	7	40	(3)	6	2	5	30	6	9	45
Other commercial	14	4	18	(4)	4	8	8	10	4	12	26
Total commercial lines	408	98	506	(81)	55	32	6	327	55	130	512

Personal auto	78	17	95	(3)	(18)	—	(21)	75	(18)	17	74
Homeowners	102	17	119	(17)	(5)	—	(22)	85	(5)	17	97
Other personal	20	2	22	1	1	—	2	21	1	2	24
Total personal lines	200	36	236	(19)	(22)	—	(41)	181	(22)	36	195

Excess & surplus lines	22	10	32	2	10	5	17	24	10	15	49
Other	60	2	62	15	(4)	—	11	75	(4)	2	73
Total property casualty	$690	$146	$836	$(83)	$39	$37	$(7)	$607	$39	$183	$829

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums	$1,145	$1,153	$1,244	$1,198	$1,084	$1,119	$1,186	$1,130	$2,442	$2,316	$3,595	$3,435	$4,740	$4,519
Agency new business written premiums	185	189	210	215	193	192	212	181	425	393	614	585	799	778
Other written premiums	64	51	105	105	31	40	78	70	210	148	261	188	325	219
Net written premiums	$1,394	$1,393	$1,559	$1,518	$1,308	$1,351	$1,476	$1,381	$3,077	$2,857	$4,470	$4,208	$5,864	$5,516
Unearned premium change	55	57	(156)	(129)	66	25	(159)	(114)	(285)	(273)	(228)	(248)	(173)	(182)
Earned premiums	$1,449	$1,450	$1,403	$1,389	$1,374	$1,376	$1,317	$1,267	$2,792	$2,584	$4,242	$3,960	$5,691	$5,334
Year over year change %
Agency renewal written premiums	6%	3%	5%	6%	5%	3%	3%	4%	5%	4%	5%	3%	5%	4%
Agency new business written premiums	(4)	(2)	(1)	19	22	25	17	14	8	16	5	18	3	19
Other written premiums	106	28	35	50	nm	nm	333	338	42	335	39	395	48	nm
Net written premiums	7	3	6	10	11	8	9	10	8	10	6	9	6	10
Paid losses and loss expenses
Losses paid	$690	$628	$624	$663	$677	$703	$677	$692	$1,289	$1,369	$1,917	$2,072	$2,607	$2,748
Loss expenses paid	146	151	127	154	131	127	121	132	279	253	430	380	576	512
Loss and loss expenses paid	$836	$779	$751	$817	$808	$830	$798	$824	$1,568	$1,622	$2,347	$2,452	$3,183	$3,260
Incurred losses and loss expenses
Loss and loss expense incurred	$829	$1,071	$1,007	$930	$835	$864	$863	$790	$1,937	$1,653	$3,008	$2,517	$3,837	$3,352
Loss and loss expenses paid as a % of incurred	100.8%	72.7%	74.6%	87.7%	96.8%	96.1%	92.5%	104.3%	80.9%	98.1%	78.0%	97.4%	83.0%	97.3%
Statutory combined ratio
Loss ratio	44.5%	59.8%	60.4%	56.1%	49.6%	52.1%	55.7%	52.5%	58.2%	54.1%	58.8%	53.4%	55.1%	52.5%
Loss adjustment expense ratio	12.9	11.3	11.6	11.3	11.3	11.0	9.9	10.1	11.5	10.1	11.4	10.4	11.8	10.6
Net underwriting expense ratio	31.2	30.2	28.8	29.2	32.1	31.2	29.3	28.9	29.0	29.1	29.3	29.8	29.8	30.3
US Statutory combined ratio	88.6%	101.3%	100.8%	96.6%	93.0%	94.3%	94.9%	91.5%	98.7%	93.3%	99.5%	93.6%	96.7%	93.4%
Contribution from catastrophe losses	3.6	16.0	15.8	9.3	2.9	4.9	10.5	5.8	12.6	8.2	13.7	7.1	11.2	6.0
Statutory combined ratio excl. catastrophe losses	85.0%	85.3%	85.0%	87.3%	90.1%	89.4%	84.4%	85.7%	86.1%	85.1%	85.8%	86.5%	85.5%	87.4%
GAAP combined ratio
GAAP combined ratio	87.3%	103.6%	103.1%	98.5%	91.6%	94.2%	96.5%	93.0%	100.8%	94.8%	101.8%	94.6%	98.1%	93.8%
Contribution from catastrophe losses	4.7	18.3	16.5	9.1	3.3	5.3	10.0	5.8	12.8	7.9	14.7	7.1	12.1	6.0
GAAP combined ratio excl. catastrophe losses	82.6%	85.3%	86.6%	89.4%	88.3%	88.9%	86.5%	87.2%	88.0%	86.9%	87.1%	87.5%	86.0%	87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global, which was acquired on February 28, 2019.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums	$759	$727	$794	$842	$719	$713	$767	$799	$1,636	$1,566	$2,363	$2,279	$3,122	$2,998
Agency new business written premiums	113	114	134	154	129	124	137	120	288	257	402	381	515	510
Other written premiums	(32)	(27)	(20)	(24)	(29)	(21)	(25)	(23)	(44)	(48)	(71)	(69)	(103)	(98)
Net written premiums	$840	$814	$908	$972	$819	$816	$879	$896	$1,880	$1,775	$2,694	$2,591	$3,534	$3,410
Unearned premium change	38	51	(38)	(109)	33	18	(56)	(86)	(147)	(142)	(96)	(124)	(58)	(91)
Earned premiums	$878	$865	$870	$863	$852	$834	$823	$810	$1,733	$1,633	$2,598	$2,467	$3,476	$3,319
Year over year change %
Agency renewal written premiums	6%	2%	4%	5%	4%	2%	1%	4%	4%	2%	4%	2%	4%	2%
Agency new business written premiums	(12)	(8)	(2)	28	28	32	16	15	12	16	6	21	1	22
Other written premiums	(10)	(29)	20	(4)	15	5	(25)	(10)	8	(17)	(3)	(10)	(5)	(1)
Net written premiums	3	—	3	8	8	5	3	5	6	4	4	4	4	5
Paid losses and loss expenses
Losses paid	$408	$378	$367	$426	$418	$417	$394	$436	$795	$830	$1,173	$1,247	$1,581	$1,665
Loss expenses paid	98	103	86	103	91	89	85	92	189	178	291	266	388	358
Loss and loss expenses paid	$506	$481	$453	$529	$509	$506	$479	$528	$984	$1,008	$1,464	$1,513	$1,969	$2,023
Incurred losses and loss expenses
Loss and loss expense incurred	$512	$620	$596	$608	$489	$510	$550	$481	$1,204	$1,031	$1,824	$1,541	$2,336	$2,030
Loss and loss expenses paid as a % of incurred	98.8%	77.6%	76.0%	87.0%	104.1%	99.2%	87.1%	109.8%	81.7%	97.8%	80.3%	98.2%	84.3%	99.7%
Statutory combined ratio
Loss ratio	43.6%	59.1%	56.7%	57.5%	44.8%	49.3%	56.5%	48.5%	57.0%	52.5%	57.8%	51.5%	54.2%	49.7%
Loss adjustment expense ratio	14.8	12.5	11.8	12.9	12.6	11.9	10.3	10.9	12.4	10.6	12.4	11.0	13.0	11.5
Net underwriting expense ratio	32.0	32.0	28.6	28.9	32.8	32.7	30.2	28.9	28.8	29.6	29.7	30.6	30.3	31.1
Statutory combined ratio	90.4%	103.6%	97.1%	99.3%	90.2%	93.9%	97.0%	88.3%	98.2%	92.7%	99.9%	93.1%	97.5%	92.3%
Contribution from catastrophe losses	3.1	14.8	14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5	12.9	6.4	10.4	4.5
Statutory combined ratio excl. catastrophe losses	87.3%	88.8%	83.1%	89.5%	90.9%	89.8%	85.3%	85.0%	86.3%	85.2%	87.0%	86.7%	87.1%	87.8%
GAAP combined ratio
GAAP combined ratio	89.2%	102.4%	99.1%	102.5%	88.8%	93.4%	98.6%	90.8%	100.8%	94.7%	101.3%	94.3%	98.3%	92.9%
Contribution from catastrophe losses	3.1	14.8	14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5	12.9	6.4	10.4	4.5
GAAP combined ratio excl. catastrophe losses	86.1%	87.6%	85.1%	92.7%	89.5%	89.3%	86.9%	87.5%	88.9%	87.2%	88.4%	87.9%	87.9%	88.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums	$317	$366	$387	$294	$309	$356	$365	$282	$681	$647	$1,047	$1,003	$1,364	$1,312
Agency new business written premiums	45	51	44	34	36	40	47	35	78	82	129	122	174	158
Other written premiums	(8)	(10)	(8)	(9)	(9)	(8)	(10)	(8)	(17)	(18)	(27)	(26)	(35)	(35)
Net written premiums	$354	$407	$423	$319	$336	$388	$402	$309	$742	$711	$1,149	$1,099	$1,503	$1,435
Unearned premium change	19	(40)	(59)	40	22	(34)	(54)	35	(19)	(19)	(59)	(53)	(40)	(31)
Earned premiums	$373	$367	$364	$359	$358	$354	$348	$344	$723	$692	$1,090	$1,046	$1,463	$1,404
Year over year change %
Agency renewal written premiums	3%	3%	6%	4%	5%	4%	7%	7%	5%	7%	4%	6%	4%	6%
Agency new business written premiums	25	28	(6)	(3)	(5)	(5)	2	(10)	(5)	(4)	6	(4)	10	(4)
Other written premiums	11	(25)	20	(13)	(13)	(14)	(43)	(33)	6	(38)	(4)	(30)	—	(25)
Net written premiums	5	5	5	3	4	3	6	4	4	5	5	4	5	4
Paid losses and loss expenses
Losses paid	$200	$200	$203	$173	$205	$221	$217	$209	$376	$426	$577	$647	$778	$850
Loss expenses paid	36	38	30	40	29	29	27	31	69	58	106	87	143	116
Loss and loss expenses paid	$236	$238	$233	$213	$234	$250	$244	$240	$445	$484	$683	$734	$921	$966
Incurred losses and loss expenses
Loss and loss expense incurred	$195	$265	$286	$231	$251	$244	$240	$250	$517	$490	$782	$734	$977	$985
Loss and loss expenses paid as a % of incurred	121.0%	89.8%	81.5%	92.2%	93.2%	102.0%	101.7%	96.0%	86.1%	98.8%	87.3%	100.0%	94.3%	98.1%
Statutory combined ratio
Loss ratio	42.8%	63.1%	67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%	62.6%	61.6%	57.6%	61.5%
Loss adjustment expense ratio	9.5	8.9	11.4	6.9	9.0	8.8	9.2	7.6	9.1	8.4	9.1	8.5	9.2	8.7
Net underwriting expense ratio	30.6	26.9	29.4	32.1	30.7	28.2	27.3	30.7	30.6	28.8	29.3	28.6	29.6	29.1
Statutory combined ratio	82.9%	98.9%	108.3%	96.2%	100.9%	97.4%	96.2%	103.2%	102.1%	99.5%	101.0%	98.7%	96.4%	99.3%
Contribution from catastrophe losses	3.4	22.5	25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6	19.5	10.0	15.4	9.9
Statutory combined ratio excl. catastrophe losses	79.5%	76.4%	83.2%	85.5%	91.2%	90.7%	86.2%	89.9%	84.2%	87.9%	81.5%	88.7%	81.0%	89.4%
GAAP combined ratio
GAAP combined ratio	81.3%	100.7%	112.3%	94.3%	99.3%	99.6%	98.9%	101.3%	103.4%	100.1%	102.5%	99.9%	97.1%	99.8%
Contribution from catastrophe losses	3.4	22.5	25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6	19.5	10.0	15.4	9.9
GAAP combined ratio excl. catastrophe losses	77.9%	78.2%	87.2%	83.6%	89.6%	92.9%	88.9%	88.0%	85.5%	88.5%	83.0%	89.9%	81.7%	89.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums	$69	$60	$63	$62	$56	$50	$54	$49	$125	$103	$185	$153	$254	$209
Agency new business written premiums	27	24	32	27	28	28	28	26	59	54	83	82	110	110
Other written premiums	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(8)	(8)	(12)	(12)	(16)	(16)
Net written premiums	$92	$80	$91	$85	$80	$74	$78	$71	$176	$149	$256	$223	$348	$303
Unearned premium change	(5)	2	(13)	(7)	(4)	(2)	(11)	(8)	(20)	(19)	(18)	(21)	(23)	(25)
Earned premiums	$87	$82	$78	$78	$76	$72	$67	$63	$156	$130	$238	$202	$325	$278
Year over year change %
Agency renewal written premiums	23%	20%	17%	27%	12%	14%	8%	2%	21%	5%	21%	8%	22%	9%
Agency new business written premiums	(4)	(14)	14	4	47	56	65	63	9	64	1	61	—	57
Other written premiums	—	—	—	—	—	(33)	(33)	(33)	—	(33)	—	(33)	—	(23)
Net written premiums	15	8	17	20	23	25	22	16	18	19	15	21	15	22
Paid losses and loss expenses
Losses paid	$22	$14	$14	$23	$14	$16	$10	$18	$37	$28	$51	$43	$73	$57
Loss expenses paid	10	10	9	9	9	8	7	8	19	15	29	23	39	33
Loss and loss expenses paid	$32	$24	$23	$32	$23	$24	$17	$26	$56	$43	$80	$66	$112	$90
Incurred losses and loss expenses
Loss and loss expense incurred	$49	$48	$57	$45	$41	$39	$29	$33	$102	$62	$150	$101	$199	$142
Loss and loss expenses paid as a % of incurred	65.3%	50.0%	40.4%	71.1%	56.1%	63.2%	53.5%	78.8%	54.9%	68.8%	53.3%	65.3%	56.3%	63.4%
Statutory combined ratio
Loss ratio	39.6%	39.8%	56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%	43.8%	32.0%	42.7%	33.7%
Loss adjustment expense ratio	17.0	18.5	17.2	22.0	16.4	17.1	17.9	18.6	19.5	18.3	19.2	17.9	18.6	17.4
Net underwriting expense ratio	28.3	29.6	26.6	28.8	29.1	29.6	28.5	28.5	27.7	28.4	28.3	28.8	28.3	28.9
Statutory combined ratio	84.9%	87.9%	100.2%	86.2%	83.5%	82.3%	73.6%	80.0%	93.1%	76.7%	91.3%	78.7%	89.6%	80.0%
Contribution from catastrophe losses	0.5	1.2	3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4	1.8	0.6	1.5	0.6
Statutory combined ratio excl. catastrophe losses	84.4%	86.7%	96.8%	85.2%	83.0%	81.2%	73.1%	79.8%	90.9%	76.3%	89.5%	78.1%	88.1%	79.4%
GAAP combined ratio
GAAP combined ratio	83.2%	86.7%	102.0%	89.1%	82.9%	83.2%	76.1%	83.5%	95.5%	79.7%	92.5%	80.9%	90.0%	81.5%
Contribution from catastrophe losses	0.5	1.2	3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4	1.8	0.6	1.5	0.6
GAAP combined ratio excl. catastrophe losses	82.7%	85.5%	98.6%	88.1%	82.4%	82.1%	75.6%	83.3%	93.3%	79.3%	90.7%	80.3%	88.5%	80.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Underwriting income
Net premiums written	$1,346	$1,272	$74	6	$5,687	$5,376	$311	6
Unearned premium change	(61)	(64)	3	5	164	191	(27)	(14)
Earned premiums	$1,407	$1,336	$71	5	$5,523	$5,185	$338	7

Losses incurred	$627	$662	$(35)	(5)	$3,046	$2,720	$326	12
Defense and cost containment expenses incurred	103	74	29	39	346	278	68	24
Adjusting and other expenses incurred	78	77	1	1	305	274	31	11
Other underwriting expenses incurred	418	406	12	3	1,684	1,618	66	4
Workers compensation dividend incurred	3	3	—	—	10	12	(2)	(17)
Total underwriting deductions	$1,229	$1,222	$7	1	$5,391	$4,902	$489	10

Net underwriting profit	$178	$114	$64	56	$132	$283	$(151)	(53)

Investment income
Gross investment income earned	$116	$108	$8	7	$432	$419	$13	3
Net investment income earned	112	106	6	6	423	411	12	3
Realized capital gains and losses, net	1	(7)	8	nm	(9)	(3)	(6)	(200)
Net investment gains	$113	$99	$14	14	$414	$408	$6	1

Other income	$1	$2	$(1)	(50)	$4	$8	$(4)	(50)

Net income before federal income taxes	$292	$215	$77	36	$550	$699	$(149)	(21)
Federal and foreign income taxes incurred	55	44	11	25	92	117	(25)	(21)
Net income (statutory)	$237	$171	$66	39	$458	$582	$(124)	(21)

Policyholders' surplus - statutory**	$5,836	$5,620	$216	4	$5,836	$5,620	$216	4

Fixed maturities at amortized cost - statutory	$7,540	$7,424	$116	2	$7,540	$7,424	$116	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2020 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Net premiums written	$83	$80	$3	4	$324	$313	$11	4
Net investment income	42	41	1	2	166	160	6	4
Amortization of interest maintenance reserve	1	—	1	nm	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	4	5	(1)	(20)
Income from fees associated with separate accounts	—	1	(1)	(100)	2	4	(2)	(50)
Total revenues	$127	$124	$3	2	$497	$483	$14	3

Death benefits and matured endowments	$39	$37	$2	5	$145	$139	$6	4
Annuity benefits	16	21	(5)	(24)	65	89	(24)	(27)
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	5	5	—	—	24	20	4	20
Interest and adjustments on deposit-type contract funds	2	2	—	—	8	9	(1)	(11)
Increase in aggregate reserves for life and accident and health contracts	23	25	(2)	(8)	86	102	(16)	(16)
Total benefit expenses	$86	$91	$(5)	(5)	$330	$361	$(31)	(9)

Commissions	$13	$13	$—	—	$49	$52	$(3)	(6)
General insurance expenses and taxes	13	12	1	8	50	52	(2)	(4)
Increase in loading on deferred and uncollected premiums	5	(5)	10	nm	9	(7)	16	nm
Net transfers from Separate Accounts	(3)	(2)	(1)	(50)	(12)	(8)	(4)	(50)
Total underwriting expenses	$28	$18	$10	56	$96	$89	$7	8

Federal and foreign income tax provision	4	4	—	—	15	9	6	67

Net gain from operations before capital gains or losses	$9	$11	$(2)	(18)	$56	$24	$32	133

Gains and losses net of capital gains tax, net	2	(3)	5	nm	(29)	(5)	(24)	(480)

Net income - statutory	$11	$8	$3	38	$27	$19	$8	42

Policyholders' surplus - statutory**	$241	$204	$37	18	$241	$204	$37	18

Fixed maturities at amortized cost - statutory	$3,496	$3,454	$42	1	$3,496	$3,454	$42	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2020 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Cincinnati Re:
Written premiums	$59	$54	$84	$105	$36	$35	$73	$84	$189	$157	$242	$192	$302	$228
Year over year change %- written premium	64%	52%	15%	25%	29%	(3)%	52%	83%	20%	67%	26%	48%	32%	44%
Earned premiums	$69	$71	$57	$62	$50	$48	$46	$40	$119	$86	$190	$134	$259	$184
Current accident year before catastrophe losses	57.2%	56.1%	79.6%	47.6%	43.9%	55.6%	51.3%	54.3%	63.0%	52.7%	60.4%	53.7%	59.6%	51.1%
Current accident year catastrophe losses	15.4	22.3	—	—	20.5	17.3	—	—	—	—	8.4	6.3	10.2	10.1
Prior accident years before catastrophe losses	1.2	5.5	(0.6)	3.1	2.2	1.2	(3.7)	6.2	1.3	0.9	2.8	1.0	2.4	1.3
Prior accident years catastrophe losses	—	(8.6)	(0.1)	6.3	0.2	(7.9)	8.7	(0.3)	3.2	4.5	(1.2)	—	(0.9)	0.1
Total loss and loss expense ratio	73.8%	75.3%	78.9%	57.0%	66.8%	66.2%	56.3%	60.2%	67.5%	58.1%	70.4%	61.0%	71.3%	62.6%

Cincinnati Global:
Written premiums	$49	$38	$53	$37	$37	$38	$44	$21	$90	$65	$129	$103	$177	$140
Year over year change %- written premium	32%	—%	20%	76%					38%		25%		26%
Earned premiums	42	65	34	27	38	68	33	10	61	$43	126	$111	168	$149
Current accident year before catastrophe losses	23.7%	62.9%	49.6%	63.7%	39.6%	44.6%	75.5%	103.9%	55.6%	82.6%	59.4%	59.3%	50.4%	54.3%
Current accident year catastrophe losses	58.8	68.7	42.4	—	4.8	19.4	9.8	—	24.1	7.3	46.9	14.7	49.9	12.2
Prior accident years before catastrophe losses	(11.9)	(0.1)	(27.9)	(19.5)	(0.2)	(2.9)	(8.5)	(84.0)	(24.2)	(27.3)	(11.8)	(12.3)	(11.9)	(9.2)
Prior accident years catastrophe losses	(19.5)	(0.1)	1.0	(3.2)	9.1	(4.2)	(22.5)	4.3	(0.8)	(15.8)	(0.4)	(8.7)	(5.2)	(4.2)
Total loss and loss expense ratio	51.1%	131.4%	65.1%	41.0%	53.3%	56.9%	54.3%	24.2%	54.7%	46.8%	94.1%	53.0%	83.2%	53.1%

Noninsurance operations:
Interest and fees on loans and leases	$2	$1	$2	$1	$1	$1	$1	$2	$3	$3	$4	$4	$6	$5
Other revenue	—	2	1	1	1	2	1	—	2	1	4	3	4	4
Interest expense	14	13	14	13	13	14	13	13	27	26	40	40	54	53
Operating expense	5	5	5	5	6	5	4	8	10	12	15	17	20	23
Total noninsurance operations loss	$(17)	$(15)	$(16)	$(16)	$(17)	$(16)	$(15)	$(19)	$(32)	$(34)	$(47)	$(50)	$(64)	$(67)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Cincinnati Global was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2020 Supplemental Financial Data